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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 April 4, 2000
               Date of Report (Date of Earliest event reported)


                              E Com Ventures, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


      Florida                     0-19714                      65-0977964
   -------------            -------------------            -----------------
     State of                 Commission File                IRS Employer
   Incorporation                  Number                   Identification No.


                   11701 N.W. 101st Road, Miami, Florida 33178
            --------------------------------------------------------
                     Address of principal executive offices


       Registrant's telephone number, including area code: (305) 889-1600
                                 --------------


                                Perfumania, Inc.
          (Former name or former address, if changed since last report)






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ITEM 4. Changes in Registrant's Certifying Accountant.

(a)  Current Independent Accountants

On April 4, 2000, PricewaterhouseCoopers LLP ("PwC"), THE independent certified public accountants of E Com Ventures, Inc. (the "Company") of their audit of the Company's consolidated financial statements for the fiscal year ended January 29, 2000, they will resign as the Company's independent certified public accountants.

PwC has previously audited the Company's consolidated financial statements for the fiscal years ended January 30, 1999 and January 31, 1998 ("Prior Fiscal Years"). Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a modified opinion for the fiscal year ended January 30, 1999 relating to the Company's ability to continue as a "going concern". Further, in connection with its audits of the Company's financial statements for the prior fiscal years and through April 4, 2000, the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Prior Fiscal Year.

PwC has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements made by the Company herein. A copy of such letter, dated April 11, 2000 is attached as an Exhibit to this Current Report Form 8-K.

(b)  New Independent Accountants

Upon completion of the audit of the January 29, 2000 consolidated financial statements, the Company's Board of Directors will select a successor independent certified public accounting firm once they meet and review the qualifications of potential applicants.

ITEM 7. Financial Statements and Exhibits.

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 11, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 11th day of April 2000.




                                            E Com Ventures, Inc.


                                            By: /s/ Ilia Lekach
                                                --------------------------------
                                                Ilia Lekach
                                                Chairman and
                                                Chief Executive Officer